GOLDMAN SACHS TRUST

Institutional Shares of the

Goldman Sachs Tactical Tilt Overlay Fund

(the “Portfolio”)

Supplement dated August 18, 2017 to the

Prospectus dated February 28, 2017

The Board of Trustees of Goldman Sachs Trust recently approved a change to the Portfolio’s fiscal year end. Effective August 25, 2017, the Portfolio’s fiscal year end will be changed from October 31 to August 31.

This Supplement should be retained with your Prospectus for future reference.

TACTFYECHG 08-17